SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2008

CNB BANCORP, INC.

(Exact name of registrant as specified in its charter)

Virginia	000-50729	54-2059214
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11407 Windsor Blvd., Windsor, VA	23487
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (757) 242-4422

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

CNB Bancorp, Inc. issued the Press Release furnished in Exhibit 99.1 on July 25, 2008.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release, dated July 25, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 25, 2008	CNB BANCORP, INC.

	By:	/s/ Elizabeth Beale
Elizabeth Beale
Chief Financial Officer

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